Loan Agreement


     This loan agreement (the "Agreement" or the "Loan Agreement") is entered into by and between The Yankee Companies, LLC., a Florida limited liability company ("Yankees"), and Explorations Group, Inc., a Delaware corporation
("Explorations"), (Yankees and Explorations being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                    Preamble:

     WHEREAS,   Explorations  requires  significant  capital  for  miscellaneous corporate purposes; and

     WHEREAS, Explorations is willing to pledge all of its assets, wherever located or whenever acquired, as security for such financing (the "Collateral"); and

     WHEREAS, subject to the following terms and conditions, Yankees is willing to loan Explorations a sum of up to $100,000, on a revolving basis, upon the collateral security of the Collateral, subject to the terms and conditions set forth below:

     NOW, THEREFORE, in consideration of the sum of $10, other good and valuable consideration, the receipt of which is hereby acknowledged, and, upon the mutual covenants and conditions contained herein, the Parties hereby agree as follows:


                                   Witnesseth:


1.   DEFINITIONS & INTERPRETATION

    (a)   Definitions:

          The following terms, whether or not initially capitalized, will have the meanings set forth below:

          (1) Accredited Investor A person or entity that meets the asset, income or other requirements for treatment as an accredited investor specified in Rule 501 of Commission Regulation D promulgated under the Securities Act

          (2)  Affiliate:

               An entity or person that controls, is controlled by or is under common control with another person.

          (3)  Explorations:

               The term for Explorations Group, Inc., a publicly held Delaware corporation and a Party to this Agreement, together with all of its subsidiaries.

          (4)  Explorations Financial Statements:

               Financial statements, including all related schedules and the Notes thereto, of Explorations included in Exploration's last report filed on Commission Form 10-KSB; the reports on Commission Form 10-QSB filed subsequent thereto and the financial statements for subsidiaries subsequently acquired by Explorations included in current reports on Commission Form 8-K filed since the dates of the Subsequent Quarterly Reports (the "Subsequent Current Reports"); all such financial statements being hereinafter collectively and generically referred to as the "ExplorationsFinancial Statements,"


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          (5)  Capital Stock:

               The generic term used for equity securities, whether common, preferred or otherwise.

          (6)  Collateral:

               All of Exploration's assets, whenever acquired or wherever located, whether real or personal, tangible or intangible, current or inchoate, including, without limitation, all of the Capital Stock of its subsidiaries, rights under agreements, notes, financial accounts, intellectual property rights and all other things of whatever nature which the Parties may define as Collateral subject to this Agreement in any future agreements.

          (7)  Commission:

               The United States Securities and Exchange Commission.

          (8)  Code:

               The Internal Revenue Code of 1986, as amended.

          (9)  Default:

               The occurrence of any of the following events during the term of this Agreement or any extensions or renewals thereof:

              (A) The failure of Explorations to pay any amount when due hereunder for a period of 20 business days after written notice by Yankees to Explorations;

              (B) The failure by Explorations to perform any material agreement or material undertaking under this Agreement or any other material agreement or material document given to evidence or secure any of the Secured Obligations;

              (C) The material inaccuracy of any warranty, representation, covenant or agreement made by Explorations to Yankees under this Agreement relating to any related document or this Agreement, at the time when made;

              (D) Exploration's insolvency, termination of business as a going concern or inability to pay debts generally as they become due;

              (E) The filing of a petition or order for relief under the bankruptcy laws or insolvency laws or for reorganization, composition, adjustment, or other relief of debtors under any law by or against Explorations if such petition is not dismissed within 30 days;

              (F)   The making of an assignment  for the benefit of creditors by
                    Explorations   ,  or  the   appointment  of  a  receiver  or
                    liquidator for Explorations ;

              (G) The order by a court of competent jurisdiction winding up, or liquidation of, the affairs of Explorations ;

              (H)   The dissolution of Explorations ; or

              (I) The initiation of a lawsuit or quasi-judicial or administrative proceeding by any person or entity or governmental instrumentality against Explorations or any part of the Collateral; or

              (J) Any event defined as a default under any of the agreements, Notes or instruments ancillary to this Agreement.

          (10) Exchange Act:

               The Securities Exchange Act of 1934, as amended.



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          (11) Exchange Act Reports:

               All reports filed by Explorations with the Commission pursuant to Sections 12(g), 13 and 15(d) of the Exchange Act.

          (12) GAAP:

               Generally accepted accounting principles, consistently applied.

          (13) Initial Funding Installment:

               The   aggregate   sum  already   advanced  to  or  on  behalf  of
               Explorations as of the date of this agreement.

          (14) IRS:

               The United States Internal Revenue Service.

          (15) Knowledge:

               When used to qualify a representation or warranty, the word "knowledge" or any derivations or variations thereof, whether in the form of a word or phrase, will mean knowledge after reasonable inquiry by an executive officer of the legal entity on whose behalf the assertion is made and will include information that such legal entity should have had in the exercise of reasonable diligence.

          (16) Loans:

               The funds advanced by Yankees to Explorations  from time to time,
               including   all  funds   heretofore   advanced   by   Yankees  to
               Explorations , which are the objects of this Agreement.

          (17) Material:

               When used to qualify a representation or warranty, the word "material" or any derivations or variations thereof, whether in the form of a word or phrase, will mean a variance that could have negatively affected a decision by a reasonably prudent person to engage in the transactions contemplated by this Agreement, and will be measured both on the occasion in which such term is referenced as well as on an aggregate basis with other similar matters.

          (18) NASD:

               The National Association of Securities Dealers, Inc., a Delaware corporation and self regulatory organization registered with the Commission.

          (19) Note(s):

               The negotiable instruments in the form of promissory notes issued to evince the Loans, substantially in the form annexed hereto and made a part hereof as exhibit 1(a)(19).

          (20) Obligations:

               Yankees rights and Exploration's duties under this Agreement and the ancillary instruments referred to herein, including, without limitation, the Note(s) to be executed from time to time by Explorations in favor of Yankees, as described in this Agreement executed concurrently herewith and incorporated by reference herein, together with all other indebtedness of Explorations or its affiliates to Yankees, direct or indirect, primary or secondary, fixed or contingent, or otherwise due or to become due now existing or hereafter acquired.

          (21) OTC Bulletin Board:

               The over the counter electronic securities market operated by the NASD.

          (22) Secured Obligations:

               All indebtedness and other obligations of Explorations to Yankees under or arising out of this Agreement, including any currently outstanding or future loans, or any extensions or renewals thereof.


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          (23) Securities Act:

               The Securities Act of 1933, as amended.

          (24) Subsequent Current Reports:

               Exploration's reports on Commission Form 8-K filed after the Subsequent Quarterly Reports but prior to the date of this Agreement.

          (25) Subsequent Quarterly  Reports:

               Exploration's reports on Commission Form 10-QSB for the quarterly periods following Exploration's last 10-KSB filed with the Commission.

          (26) Substantial Compliance:

               Compliance which the Party for whose benefit or at whose request an act is performed, or for whose benefit or at whose request an act is refrained from, could under the circumstances be reasonably expected to accept as full compliance.

          (27) Tax:

               For the purposes of this Agreement, a "Tax" or, collectively, "Taxes," means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts.

    (b)  Interpretation

         (1) When a reference is made in this Agreement to schedules or exhibits, such reference will be to a schedule or exhibit to this Agreement unless otherwise indicated.

         (2) The words "include," "includes" and "including" when used herein will be deemed in each case to be followed by the words "without limitation."

         (3) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

         (4) All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

         (5) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

2.   LOANS.

     Subject to the terms of this Agreement,Yankees agrees to lend Explorations, on the terms hereof, the sum of no more than $100,000 on a revolving basis (the "Loan(s)"), as follows:

    (a) The obligations of Yankees to loan funds to Explorations shall commence on the date hereof and shall terminate as provided in Section 3, at which time all outstanding loans hereunder must be repaid, together with accrued interest.

    (b) Loans hereunder will be made in $10,000 increments, and each loan will be represented by its own separate negotiable Note and security agreement.




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    (c)   Each Note shall be:

         (1) For a term of one year; shall bear interest at the annualized rate of 2% over the prime rate charged during the subject period by Citibank, N.A. (New York City) to its most favored corporate borrowers for unsecured obligations having a term of one year or less; and shall be payable upon demand after the one year term;

         (2) Secured by a security interest in all of Exploration's assets, including after acquired assets, subject only to the prior liens reflected in exhibit 2.1(c)(2) annexed hereto and made a part hereof and to the sale of assets in the ordinary course of business, provided that the proceeds of such sales are re-invested in inventory or used to pay operating expenses of Explorations , it being the intent of the Parties that no proceeds be used for payment of dividends or unusual compensation to the principals of Explorations .

    (d) Explorations shall be directly responsible for payment of all taxes, fees and recording costs associated with the Loans, the hereinafter described Notes, required stock transfers, UCC-1 financing statement, security agreements and collateral assignments.

    (e) This Agreement is being executed simultaneously with a Security Agreement, a UCC-1 financing statement , and a Note the terms and conditions of which are all incorporated by reference herein.

3.  TERM.

    (a) This Agreement shall commence on the date hereof and shall terminate on the 730th day after its execution, provided that it shall be automatically renewed thereafter on a continuing one year basis unless the Party desiring not to renew provides the other with written notice of intent not to renew at least 60 days prior to the end of the then-current term or renewal term.

    (b) Notwithstanding the foregoing, this agreement will terminate on the occurrence of the following events:

         (1) The date of the full and complete discharge by Explorations of all obligations to Yankees under this agreement;

         (2) The completion of a public offering of securities yielding at least $2,000,000 in net proceeds by Explorations or any corporate entity with which Explorations becomes subject to a reorganization under Section 168 of the Code;

         (3) Upon the occurrence of a Default by Explorations provided that Yankees elects to terminate this agreement by reason of such default.

4.   RIGHT OF FIRST REFUSAL

    (a) Throughout the term of this Agreement and any renewals thereof, Yankees shall have a right of first refusal to provide any debt or debt-equity hybrid financing required by Explorations and its subsidiaries (the "Right of First Refusal").

    (b) In the event that Explorations has a definite opportunity to obtain financing from some person or entity other that Yankees, it shall reduce such offer to written form specifying each and every applicable term and identifying the person or entity involved (the "Notice of Offer") and shall provide the Notice of Offer to Yankees in the manner generally hereinafter provided for submission of notices.

    (c) Within ten business days following receipt of a Notice of Offer, Yankees shall, by written response to Explorations in the manner generally hereinafter provided for submission of notices either:

          (1) Consent to the proposed funding;

          (2) Request additional data, which Explorations shall immediately provide; or

          (3) Agree to provide the funding on the terms contained in the Notice of Offer.




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    (d)   In the event that Yankees  demands  additional  data, the ten business days response period shall not commence until Yankees is provided with the required data.

    (e) If Yankees has been provided with all required data but has not responded to the Notice of Offer within the ten business days response period, it shall be presumed that Yankees has consented to the funding; however, no consent to funding or presumed consent to funding shall result in the waiver of Yankees' Right of First Refusal to provide any future funding.

    (f) In the event that the terms of the proposed funding vary in any material manner from the terms described in the Notice of Offer, then any consent or presumed consent shall be deemed void and Exploration swill be required to notify Yankees of such change and resubmit Notice of Offer to Yankees, on the revised basis, and subject to the terms in this Section.

5.   CONDITIONS PRECEDENT.

     The obligation of Yankees to make the Loan shall be subject to the following conditions:

    (a) There shall have occurred no material adverse change in the business or the financial condition of Explorations since the date of the latest financial information filed by Explorations with the Commission, copies of which shall be contemporaneously furnished by Explorations to Yankees;

    (b) All acts, conditions and things (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done or performed and to have happened precedent to the execution, delivery and performance of this Agreement and the related security agreements, collateral assignments and Notes shall have been done and performed to the satisfaction of Yankees and its legal counsel;

    (c) All corporate and legal proceedings and all documents and instruments in connection with the authorization of this Agreement and the related security agreements, collateral assignments and Notes and all related instruments and ancillary documentation thereto shall have been delivered to Yankees and its legal counsel, and Yankees shall have received all information and copies of all other related documents and instruments, including records of corporate proceedings, which Yankees and its legal counsel may reasonably have requested in connection therewith, such documents and instruments, where appropriate, to be certified by proper corporate or governmental authorities;

    (d) Yankees shall have received the duly executed originals of this Agreement and the related security agreements, collateral assignments and Notes and all related ancillary documentation thereto and copies or originals of all other documents, agreements and instruments relating to any aspect of the transactions contemplated hereby, including evidence of insurance coverage required by Yankees; and

    (e) Yankees shall have received, in form and substance satisfactory to Yankees and its legal counsel, such legal opinions, consents, and/or additional documents relating to any of the foregoing which it may reasonably require.




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6.   MANDATORY PREPAYMENT IN THE EVENT OF LOSS;  LOAN REPAYMENT.

    (a) Explorations shall keep all of the Collateral (as that term is defined herein and from time to time in documents entered into by the Parties) fully insured under all risk insurance policies acceptable in form and substance to Yankees, such insurance to be in an amount adequate to fully replace all the Collateral in the event of its damage or loss.

    (b) In the event that the Collateral shall be lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for normal use, or in the event of any condemnation, confiscation, seizure, or requisition of title to or use of the Collateral, Explorations agrees to make available any insurance proceeds for the exclusive purpose of replacing the Collateral.

    (c) If, however, Explorations elects not to repair or replace the Collateral within 30 days of Exploration's receipt of the insurance proceeds, all insurance proceeds shall be applied to a then-mandatory prepayment of the Secured Obligations by paying in full an amount determined by:

         (1) Obtaining a fraction, the numerator of which will be the total number of payments remaining due on the Note unpaid after such prepayment is made (including the payment, if any, due on the date on which prepayment is made) multiplied by the actual dollar amount of each payment due and the denominator of which shall be the total number of payments required to be paid under the Note, multiplied by the actual dollar amount of each payment due under the Note;

         (2)   Multiplying the resultant fraction by 10%;

         (3) Multiplying the resulting percentage by the outstanding balance due on the Note on the date of such prepayment;

         (4) Adding the resulting dollar amount to the outstanding balance then due on the Note (such aggregate sum being the mandatory prepayment required to be paid hereunder).

    (d) Notwithstanding the foregoing, Yankees shall be named as the primary beneficiary on all insurance policies carried by Explorations which directly, indirectly or incidentally cover the Collateral.

7.   PLACE OF PAYMENTS.

     Payment of principal, interest and other sums due or to become due with respect to the Loan and all the Secured Obligations are to be made at the principal executive offices of Yankees, or such other place as Yankees shall designate to Explorations in writing, in lawful money of the United States of America in immediately available funds.

8.  LATE PAYMENTS & OTHER CHARGES.

    (a) If any installment or other amount due with respect to the repayment of the Loan or any portion of the Secured Obligations is not paid when the same shall be due, Exploration swill pay interest on any such overdue amount at the highest rate permitted by law until the date such amount is paid.





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    (b)   Explorations  shall pay or cause to be paid,  in addition to all other amounts payable hereunder:

          (1) Premiums for insurance required to be obtained in connection with the Loan and the Collateral;

          (2) Fees paid for filing documents in public offices in connection with the Loan and the transactions contemplated hereby; and

          (3) Actual expenditures, including reasonable attorney's fees, for proceedings to collect the Secured Obligations or to enforce, preserve and protect the Collateral (as such term is defined herein) and the rights and interest of Yankees therein.

9.  ASSIGNMENT, GRANT OF SECURITY INTEREST & LIMITED SUBORDINATION.

    (a) As collateral security for the payment of the Secured Obligations, Explorations , for the benefit and enforcement of its payment of the Secured Obligations, hereby sells, assigns, and transfers to Yankees, its successors and assigns, and grants to Yankees, a continuing first priority security interest in and to all of its present and future right, title and interest in and to all of its securities in other corporations (including subsidiaries), assets, receivables, chattel paper and all cash and non-cash proceeds (including proceeds of insurance), subject only to the prior liens reflected in exhibit 2.1(c)(2).

    (b)   (1)  Subject to cancellation  for any future  financing upon provision of written notice to such effect by Yankees, Yankees hereby and herewith subordinates the obligation to receive payments under the Notes to any institutional lender where such financing is required by Explorations for the development of corporate property, provided such property is increased in value by an amount equal to or greater than the amount of the subordinated loan and that Yankees' legal counsel has ratified all documents and instruments pertaining to such financing, including associated mortgages, collateral assignments and security instruments.

          (2) Notwithstanding the security interests held by Yankees, Explorations shall be permitted to make purchases and sales, and to pay operating expenses, as incurred in the ordinary course of business, provided, however, that until all obligations to Yankees have been completely discharged by full payment, Explorations shall make no distributions to stockholders, or repay any obligations to stockholders except normal and reasonable salaries for services in fact rendered to Explorations(it being understood that the term "stockholders" applies to the stockholders of Explorations and to the stockholders of any corporate entity that may subsequently acquire Explorations ).

    (c)   Notwithstanding the foregoing:

          (1) Yankees' agreement to subordinate its rights under its Loans to Explorations shall not apply to the first lien on any property other than that directly benefitted by such acquisition and development financing and, in no event, shall Yankees' first lien on all of the authorized capital stock of Exploration's subsidiaries be subordinated to any other entity, whether private, public or governmental.

          (2) No subordination permitted pursuant to this Section shall be effective until Yankees has been provided with copies of all documentation pertaining to the subject acquisition or development financing and Yankees' legal counsel has agreed to the form and substance thereof, which agreement may not be unreasonably withheld.




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10.  RIGHTS AND POWERS WITH RESPECT TO THE COLLATERAL.

     Explorations hereby authorizes Yankees to do every act and thing in the name of Explorations or Yankees or otherwise which Yankees may deem advisable to enforce effectively its rights and interest in and to the Collateral, and Explorations hereby irrevocably appoints Yankees, with full power of substitution and delegation, as its true and lawful attorney-in-fact, with full right to demand, enforce, collect, receive, receipt and give releases for any funds due or to become due under or arising out of or with respect to, any of the Collateral and to endorse all deeds, notes, receipts, checks, stock certificates and other instruments, and to do and take all such other actions relating to any of the Collateral, to file any claims or institute any proceedings with respect to any of the foregoing which Yankees deems necessary or advisable and to compromise any such demand, claim or action.

11.  ASSIGNMENTS, ENCUMBRANCES, TRANSFERS.

    (a) Exploration swill not, without the prior consent of Yankees, assign or transfer any of its rights or delegate any of its obligations with respect to this Agreement or sell, dispose or otherwise grant any interest in or to any of the Collateral, incur or suffer to exist any lien, charge, mortgage, security interest or encumbrances upon any of the Collateral, except the lien of Yankees created by this Agreement.

    (b) In the event of any conveyance, foreclosure or other disposition of the Collateral without Yankees's consent, then the entire principal balance, together with all accrued interest shall be immediately due and payable.

12.  ACKNOWLEDGMENTS, REPRESENTATIONS AND WARRANTIES.

     Explorations acknowledges, represents and warrants that:

    (a) As of the date of this Agreement, Explorations is not insolvent within the meaning of applicable state and federal laws dealing with debtors and creditors, including the Federal Bankruptcy Code;

    (b) Explorations is a Delaware corporation duly organized and validly existing in good standing under the laws of the State of Delaware, is qualified to engage in business in all jurisdictions where such qualification is required, and has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby ;

    (c) This Agreement and the related security agreements, collateral assignments and Notes provided for herein have been duly authorized by all necessary corporate action and constitute the legal, valid and binding obligations of Explorations enforceable in accordance with their respective terms;

    (d) The making and performance by Explorations of this Agreement and the related security agreements, collateral assignments, Notes and any related documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to Explorations and do not conflict or are not inconsistent with, and will not result (with or without the giving of notice or both) in a breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Collateral pursuant to the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease guarantee or other instrument to which Explorations is a party or by which Explorations or its assets may be bound or to which its properties may be subject;




                                 Loan Agreement - 9

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    (e)   All sales, use, property or other taxes, licenses,  tolls,  inspection or other fees, bonds, permits or certificates which were or may be required to be paid or obtained in connection with the acquisition or ownership by Explorations of the Collateral will have been, or when due will be, paid in full or obtained;

    (f) Explorations has good, valid and marketable title to the Collateral free and clear of all liens, claims and encumbrances, except as specifically disclosed in exhibit 2.1(c)(2), if any;

    (g) Concurrently with or prior to the time the initial Loan is made, Yankees will have a perfected continuing first priority security interest in and to all the Collateral, except as specifically disclosed in exhibit 2.1(c)(2), if any; and

    (h) Explorations has not entered into any understanding or agreement, (oral or in writing) relating to the transactions contemplated herein, or any other transactions contemplated or permitted by this Agreement, with any person or entity which understanding, agreement or other writing would, in the reasonable determination of Yankees, affect the Collateral in any manner whatsoever or any of the rights or interests of Yankees with respect thereto.

13.  DEFAULT;  REMEDIES.

    (a) If a Default occurs under this Agreement, Yankees may accelerate the full amount of the then-outstanding Secured Obligations (in which event such amount will become immediately due and payable by Explorations ) without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and, if not paid in full within 10 business days thereafter, Yankees shall, at its election, become vested with the Collateral in fee simple absolute, without further action or legal recourse, this Section being deemed a full warranty bill of sale absolute with reference to the Collateral.

    (b) In the event that for any reason Yankees is not in possession or control of any of the Collateral, or disclaims its right to assume ownership thereof because of public policies or otherwise, then Yankees may pursue all of the rights and remedies with respect to the Collateral accruing to Yankees hereunder or by operation of law as a secured creditor under the Uniform Commercial Code or other applicable law and all such available rights and remedies, to the full extent permitted by the law, shall be cumulative and not exclusive.

14.  APPLICATION OF PROCEEDS.

     In the event that Yankees is unable or unwilling to take possession of all the Collateral in the event of a Default, then, upon enforcement of this Agreement, all funds received upon the foreclosure and liquidation of the Collateral shall be applied by Yankees in the following order:

    (a) To the payment of all costs, expenses, liabilities and compensation of Yankees (including fees and expenses of its agents and legal counsel) incurred or accrued in connection with any action or proceeding brought by Yankees or in connection with the maintenance, sale or other disposition of the Collateral or any portion thereof;

    (b)    To the payments of all interest then due and payable on the Loans;




                                 Loan Agreement - 10

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    (c)   To the payments of all principal then due and payable on the Loans;

    (d)   To the payment of all other obligations to Yankees;

    (e)   To the payment of all other Secured Obligations;

    (f) To the payment of any surplus then remaining to Explorations or other persons legally entitled thereto.




15.  RECEIPT OF FUNDS BY EXPLORATIONS .

     Notwithstanding the granting to Yankees of a first priority security interest in and to the Collateral, if, at any time while the Secured Obligations remain unsatisfied, Explorations shall receive any amount representing funds due, or proceeds of, any of the Collateral, such sums shall be held by Explorations in trust for Yankees and shall be immediately paid by Explorations to Yankees in the form so received, together with any necessary endorsement thereon.

16.  FURTHER ASSURANCES.

     Explorations agrees to execute and deliver to Yankees, or cause to be executed and delivered to Yankees, such further instruments and documents as may be reasonably requested by Yankees to carry out fully the intent and accomplish the purposes of this Agreement, and the transactions referred to herein and therein, and to protect and maintain the first priority security interest of Yankees in and to the Collateral or the immediate conveyance of the Collateral to Yankees in the event of a default hereunder.

17.  FINANCIALS.

     Explorations hereby represents, warrants, and covenants to Yankees that it will cause to be delivered to Yankees (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year, statements of earnings and retained earnings and changes in its financial position for such year, and its balance sheet at the end to such fiscal year, setting forth in each case in comparative form the corresponding figures of the previous annual audit, all in reasonable detail and certified by, and accompanied by a report or opinion of, independent certified public accountants of recognized standing acceptable to Yankees, and (b) within 45 days after the end of each fiscal quarter, its statements of earnings and retained earnings and changes in financial position for such fiscal quarter, and its balance sheet at the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures of the previous quarterly audit, all in reasonable detail and prepared in accordance with generally accepted accounting principles, consistently applied, and certified by Exploration's Chief Financial Officer.

18.  DISPUTE RESOLUTION.

    (a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder will, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party will be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.




                                 Loan Agreement - 11

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    (b)   In the event of any  dispute  arising  under  this  Agreement,  or the negotiation thereof or inducements to enter into the Agreement, the dispute will, at the request of any Party, be exclusively resolved through the following procedures:

          (1) (A) First, the issue will be submitted to mediation before Mediation, Inc., a mediation service in Broward County, Florida, or any other such service as designated by Yankees, with the mediator to be selected by lot from four alternatives to be provided, two by Explorations and two by Yankees.

               (B) The mediation efforts will be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

          (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties will submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida, with the arbitrator to be selected by lot, from four alternatives to be provided, two by Explorations and two by Yankees.

          (3) (A) Expenses of mediation will be borne equally by the Parties, if successful.

               (B) Expenses of mediation, if unsuccessful and of arbitration will be borne by the Party or Parties against whom the arbitration decision is rendered.

               (C)  If the  terms  of the  arbitral  award  do not  establish  a prevailing Party, then the expenses of unsuccessful mediation and arbitration will be borne equally by the Parties involved.

    (c)   Jurisdiction.

          (1) Explorations irrevocably consents to service of any summons and/or legal process by registered or certified United States air mail, postage prepaid, to Explorations at the address set forth below in Section 19(b), such method of service to constitute, in every respect, sufficient and effective service of process in any such legal action or proceeding.

          (2) Nothing in this Agreement shall affect the right to service of process in any other manner permitted by law or limit the right of Yankees to bring actions, suits or proceedings in the courts of any other jurisdiction.

          (3) Explorations further agrees that final judgment against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of Exploration's liability.

19.  MISCELLANEOUS.

    (a)   No Waiver; Cumulative Remedies.

          (1) No failure or delay on the part of Yankees in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (2) No right or remedy in this Agreement is intended to be exclusive but each shall be cumulative and in addition to any given Yankees at law or in equity; and the exercise by Yankees of any one or more of such remedies shall not preclude the simultaneous or later exercise by Yankees of any or all such other remedies.



                                 Loan Agreement - 12
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





          (3) No express or implied waiver by Yankees of any future or subsequent Default shall separate as a waiver of any other provision of this agreement.

          (4) To the extent permitted by law, Explorations waives any rights now or hereafter conferred by statute or otherwise which limit or modify any of Yankees's rights or remedies under this Agreement.

    (b)   Notices.

          (1) All notices, requests and demands to or upon any Party shall be deemed to have been duly given or made when deposited in the United States mail, first class postage prepaid, addressed to such Party at such address as may be hereafter designated in writing by such Party to the other Party hereto.

          (2)  Notices will initially be addressed as follows:

               (A)      To Explorations :

                            Explorations Group, Inc.
                            Crystal Corporate Center;
                     2500 North Military Trail, Suite 225-D;
                           Boca Raton, Florida 33431
                      Attention: Michelle Tucker, President
               Telephone (561) 997-1188, Fax (561) 998-4635; and,
                            e-mail bestzmom@aol.com.

               (B)      To Yankees:

                           The Yankee Companies, LLC.
                            Crystal Corporate Center;
                      2500 North Military Trail, Suite 225;
                           Boca Raton, Florida 33431
                   Attention: Leonard Miles Tucker, President
               Telephone (561) 998-2025, Fax (561) 998-3425; and,
                       e-mail lenny@yankeecompanies.com;



          (3) At the request of any Party, notice will also be provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.

          (4) (A) The Parties acknowledge that Yankees serves as a strategic consultant to Explorations and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

               (B) Because of the inherent conflict of interests involved, Yankees has advised Explorations to retain independent legal counsel to review this Agreement and its exhibits and incorporated materials on its behalf.

               (C) The decision by any Party not to use the services of legal counsel in conjunction with this transaction will be solely at its own risk, each Party acknowledging that applicable rules of the Florida Bar prevent Yankees' general counsel, who has reviewed, approved and caused modifications on behalf of Yankees, from representing anyone other than Yankees in this transaction.




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



               (D) This Agreement shall not be construed more strictly against Yankees nor will it be interpreted in any manner based on the fact that it was authored by Yankees.

    (c) Payment of Expenses and Taxes; Performance by Yankees of Exploration's Obligations.

          (1) Explorations agrees, whether or not the transactions contemplated by this Agreement shall be consummated, to pay

               (A) All costs and expenses of Yankees in connection with the negotiation, preparation, execution and delivery of this Agreement, and the other documents relating hereto;

               (B) All fees and taxes in connection with the recording of this Agreement or any other document or instrument required hereby; and

               (C) All costs and expenses of Yankees in connection with the enforcement of this Agreement including all legal fees and disbursements arising in connection therewith.

          (2) Explorations agrees to pay, and to indemnify and hold Yankees harmless from any delay in paying all taxes, including without limitation, sales, use, stamp and personal property taxes (other than any corporate income, capital, franchise or similar taxes payable by Yankees with respect to the payments made to Yankees hereunder or thereunder) and all license, filing, and registration fees and assessments and other charges, if any, which may be payable in connection with the execution, delivery and performance of this Agreement, or any modification thereof.

          (3) If Explorations fails to perform or comply with any of its agreements contained herein and Yankees shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Yankees incurred in connection with such performance or compliance, together with interest thereon at the rate provided for in the Notes shall be payable by Explorations to Yankees on demand and until such payment shall constitute part of the Secured Obligations secured hereby.

    (d)   Survival of Representations and Warranties.

          All representations and warranties made in this Agreement and any documents delivered pursuant hereto shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

    (e)   Amendments.

          Neither this Agreement, nor any instruments related thereto, may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Party against whom enforcement of a change, waiver, discharge or termination is sought.

    (f)   Counterparts & Facsimile Execution.

         (1) This Agreement may be executed by the Parties on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (2) Execution by original signature on a document delivered to a Party through facsimile transmission shall be deemed full execution for all purposes by the Party executing and transmitting such document.



                                 Loan Agreement - 14

    (g)   Headings.

          The headings of the Sections and Paragraphs are for convenience only, are not part of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    (h)   Successors or Assigns.

          This Agreement shall be binding upon and inure to the benefit of Explorations and Yankees and their respective successors and assigns, except that Explorations may not assign or transfer its rights or obligations hereunder or any interest herein without the prior written consent of Yankees.

    (i)   Governing Law

          This Agreement shall be governed by, and construed and interpreted in accordance with the laws of State of Delaware, other than its rules pertaining to conflicts of laws.

    (j)   Severability & Reconstruction.

         (1) If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

         (2) In the event any provision in this Agreement or related instruments is found to be unenforceable, the Parties hereby request that the Court interpreting such provision restructure it in the manner consistent with applicable law most closely meeting the intent of the Parties, as reflected hereby.

     (k)  Number and Gender.

          All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns, or the context may require.

(l)      License.

         (1)   This Agreement is the property of Yankees.

         (2) The use hereof by the Parties is authorized solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees's prior written permission is prohibited.


         In Witness Whereof, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the day last set forth below.

Signed, Sealed and Delivered
         In Our Presence
                                                    Explorations Group, Inc.
/s/ Nancy Molinari /s/

/s/ Marc Frankel /s/                        By:   /s/ Michelle Tucker /s/
                                                      Michelle Tucker, President
Dated:   April 9, 2002

[Corporate Seal]                        Attest: /s/VanessaH. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary



                                 Loan Agreement - 15

STATE OF FLORIDA           }
COUNTY OF PALM BEACH       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 9thth day of April, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Delaware corporation ("Explorations "), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Agreement on behalf of Explorations , effective as of the date set forth therein. My commission expires: 04/26/04

         [NOTARIAL SEAL]
                                                  /s/ Charles J. Scimeca /s/
                                                         Notary Public



                                                   The Yankee Companies, LLC.
/s/ Nancy Molinari /s/

/s/ Marc Frankel /s/                By:      /s/ Leonard Miles Tucker /s/
                                                 Leonard Miles Tucker, President

Dated: April 9, 2002
                                [Corporate Seal]

                                        Attest: /s/VanessaH. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary
STATE OF FLORIDA           }
COUNTY OF PALM BEACH       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 9thth day of April, 2002, Leonard Miles Tucker, known to me who, being duly sworn, did state that he is the duly elected and serving president of The Yankee Companies, LLC., a Florida limited liability company ("Yankees"), and that pursuant to authority duly delegated by its board of directors, he executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires: 04/26/04

    [NOTARIAL SEAL]                                /s/ Charles J. Scimeca /s/
                                                          Notary Public



STATE OF FLORIDA     }
COUNTY OF MARION     } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 9th day of April, 2002, Vanessa H. Lindsey, known to me who, being duly sworn, did state that she is the duly elected and serving secretary of The Yankee Companies, LLC., a Florida limited liability company ("Yankees"), and that pursuant to authority duly delegated by its board of directors, she executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires: 06/07/04

         [NOTARIAL SEAL]
                                            /s/ Sally Ann Stroberg /s/
                                                   Notary Public



                                 Loan Agreement - 16

                               Security Agreement

     THIS SECURITY AGREEMENT (the "Agreement") is entered into by and between The Yankee Companies, LLC., a Florida limited liability company ("Yankees"), and Explorations Group, Inc. , a Delaware corporation ("Explorations "; Yankees and Explorations being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                   Witnesseth

     In consideration of the sum of TEN DOLLARS ($10.00), the premises herein, and other good and valuable consideration given by Yankees to Explorations , and for other value received by Explorations ; the Parties, intending to be legally bound, hereby agree as follows:

1.      DEFINITIONS:

     The definitions and rules of interpretation contained in Section 1 of the loan agreement executed by the Parties concurrently herewith (the "Loan Agreement") are hereby incorporated by reference.

2.      ASSIGNMENT OF COLLATERAL:

     (a) As security for the payment of the Obligations and all Loans and advances heretofore made, made concurrently with the execution of the Loan Agreement or made in the future by Yankees to Explorations and for all Exploration's liabilities to Yankees, including any extensions, renewals or changes in form of any thereof, Explorations hereby assigns to Yankees and grants to Yankees a security interest under the Uniform Commercial Code in the Collateral.

     (b) The Collateral shall be deemed to have been constructively delivered by Explorations to Yankees immediately following execution of this Agreement and shall be deemed to remain in the possession of Explorations , as trustee for Yankees, for so long as any obligations of Explorations to Yankees remain unfulfilled; provided, however, that, if Explorations defaults in its obligations to Yankees, then at Yankees' sole option and without any required further action or legal process by Yankees, all of the Collateral shall become the sole and exclusive property of Yankees, this Section being deemed a full warranty bill of sale, deed and securities power for all of the Collateral.

3.      RESTRAINT:

     So long as any Liability to Yankees is outstanding, Explorations will not without prior written consent of Yankees borrow from anyone on the security of, or pledge, or grant any security interest in, any Collateral, or permit any lien or encumbrance to attach to any of the foregoing, or any levy to be made thereon, or any financing statement to be on file with respect thereto.

4.      OFFICE:

     (a) Explorations represents that its principal place of business is at Crystal Corporate Center; 2500 North Military Trail, Suite 225-D; Boca Raton, Florida 33431.

     (b) Explorations will immediately advise Yankees in writing of the opening of any new place of business or the closing of its existing places of business, and of any changes in the location of the place where any new Collateral not in the possession of Yankees is kept or where Exploration's records concerning the Collateral are kept.



                               Security Agreement - 1

5.      DOCUMENTS:

          Explorations will promptly:

     (a) Join with Yankees in executing a financing statement and pay the cost of filing the same in any public office deemed advisable by Yankees;

     (b) Execute and deliver to Yankees upon demand such additional assurances and instruments as may be required by Yankees to maintain the security of Yankees in good standing and effectuate the intent of this Agreement, including additional security agreements on a Loan by Loan basis; and

     (c) In the event of Default either of the terms hereof, or as enumerated in the Loan Agreement or in the Notes, execute all such documents and do all such acts necessary to have the Collateral transferred into the name of Yankees as Yankees shall request.

6.      INDEMNIFICATION:

     Explorations hereby indemnifies and holds harmless Yankees for all loss, cost, expense or damage resulting from Exploration's Default under this Agreement.

7.      INSURANCE:

     (a) In accordance with Section 6 of the Loan Agreement, Explorations shall keep all Collateral insured under policies of all-risk insurance (which shall include fire, extended coverage and vandalism) placed with companies and agents approved by Yankees and such insurance shall be carried in amounts which Yankees deems sufficient for its complete protection, but in no event less than the greater of (i) the aggregate principal sum of the Liabilities or (ii) the aggregate replacement value of the Collateral.

     (b) (1) The premiums for all such insurance shall be paid by Explorations not later than fifteen (15) days before the same are due.

          (2) The original certificates of such policy or policies shall be delivered to and held by Yankees and shall be made payable to Yankees. In the event any sum of money becomes payable under such policy or policies, Yankees shall have the option to receive and apply the same on account of the indebtedness hereby secured against payments of principal in the inverse order of their maturity, or to permit Explorations to receive and use it, or any part thereof, for other purposes, without thereby waiving or impairing any equity, lien or right under and by virtue of this Agreement.

          (3) The placing of such insurance and the paying of the premium of such insurance, or any part thereof, by Yankees shall not be deemed to waive or affect any right of Yankees hereunder.



                               Security Agreement - 2

     (c) (1) If Yankees acquires title to the Collateral, any unearned premiums on any hazard insurance covering the Collateral and held by Yankees are hereby assigned to and shall belong to Yankees.

          (2) If at any time during the term of this Agreement any insurance policies shall be canceled and returned premiums become available (excluding return of premium in whole on or before such time as a new fully paid insurance policy is issued in accordance with the terms of this Agreement), these returned premiums shall belong to Yankees and, at the option of Yankees, may be credited by Yankees against the Liabilities secured hereunder.

     (d) Any rights of Yankees to any insurance proceeds shall in no way be affected or impaired by reason of the fact that Yankees may have exercised any remedy available to Yankees. In the event any losses shall be payable on any insurance policies covering the Collateral, Explorations and all successors in title and all persons now or hereafter holding inferior liens on such damaged and/or destroyed property hereby appoint Yankees agent and attorney-in-fact to endorse such proceeds, checks(s) or drafts(s) for the purpose, at the option of Yankees, of applying them against the Liabilities.

8.      COVENANTS:

         Explorations covenants and agrees that it shall:

     (a) (1) Receive as the sole property of Yankees and hold as trustee for Yankees all funds, checks, notes, drafts, and other property ("Items of Payment") representing the proceeds of any Collateral in which Yankees has a security interest, which come into the possession of Explorations;

          (2) Deposit all such items of payment immediately in the exact form received in a special account of Explorations in a federally insured, state or federal savings and loan association or commercial bank ("Bank") entitled "Cash Collateral Account"; and

          (3) Execute such documents and do such acts as Yankees may require to insure that Yankees shall have a perfected security interest in such Cash Collateral Account to additionally secure all Explorations's Liabilities; provided, however, that Explorations shall have the right to use all or a portion of the Cash Collateral Account to purchase new Collateral of like kind and quality free and clear of all liens;

     (b) Furnish a landlord's waiver of lien where Explorations is a tenant in possession of leased premises, in form acceptable to Yankees wherein landlord waives its lien for rent and all claims and demands of every kind against Exploration's Collateral and authorizes Yankees to enter upon the leased premises for the purpose of enabling Yankees to take possession of Explorations's Collateral, pursuant to the terms of this Agreement;

     (c) (1) Make all payments of taxes, including but not limited to assessments, levies, liabilities, obligations and encumbrances of every nature upon the Collateral before same become delinquent;

          (2) Explorations shall deliver to Yankees receipts evidencing the payment of said taxes, assessments, levies, liabilities, obligations, and encumbrances immediately on the payment thereof as required in this Section.

          (3) In default thereof, Yankees may at any time pay the same without waiving or affecting any rights hereunder and every payment so made shall bear interest from the date thereof at the highest rate permitted by law;


                               Security Agreement - 3

     (d) Pay on demand any cost, charge and expense, including reasonable attorneys' fees through all trial and appellate levels, incurred or paid at any time by Yankees arising out of the failure of Explorations to perform timely and comply with and abide by any of the stipulations, agreements, conditions and covenants of the Agreement and every such payment after the same becomes due shall bear interest from date at the highest rate permitted by law;

     (e) Keep adequate records and books of account in accordance with generally accepted accounting principles with respect to Exploration's business and permit Yankees, its agents, accountants and attorneys to visit and inspect the Collateral and examine its records and books of account and to discuss its affairs, finances and accounts with Yankees, at such reasonable times during normal business hours, as may be requested by Yankees upon twenty-four (24) hours notice;

     (f)  Keep the Collateral in good repair and operating order.

9.      NO EXEMPTION:

     Explorations hereby declares that the Collateral forms no part of any property owned, used or claimed by Explorations as exempted from forced sale under the laws of any state, and disclaims, waives and renounces all and every claim to exemption under any homestead exemption.

10.     CONVEYANCE:

     (a) The sale, lease, transfer or other conveyance of the Collateral or any part thereof to another party or parties without the prior written consent of Yankees shall, at Yankees's option, constitute a Default under this Agreement. No Collateral shall be removed, demolished or substantially altered, nor shall any Collateral be removed without the prior written consent of Yankees.

     (b) In the event that Explorations is in possession of any of the Collateral, for whatever purpose or reason, upon the failure of Explorations to keep such Collateral in good condition or repair, Yankees may at its option, make such repairs, and any such sums expended by Yankees shall be immediately due and payable and shall bear interest from the date thereof at the highest rate permitted by law.

11.     ENCUMBRANCES:

     The encumbrance of the Collateral in any manner, including, without limitation, the obtaining by Explorations or its successors or assigns of any additional financing secured by any part of the Collateral, without the prior written consent of Yankees (which consent shall be either granted or withheld in Yankees's sole and unfettered discretion) shall constitute a Default under this Agreement.

12.     LAWFUL PURPOSE:

     To the extent that it is in possession of any of the Collateral, Explorations shall not use the Collateral or allow the same to be used for any unlawful purpose or in violation of any law, ordinance or regulation now or hereafter covering or affecting the use thereof.


                               Security Agreement - 4

13.     DEFAULT:

     The default provisions of the Loan Agreement, the Notes and of the other agreements pertaining to this transaction executed concurrently herewith or hereafter pursuant to the terms of the Loan Agreement are hereby, herein incorporated by reference.

14.     OTHER ACTIONS:

     (a) In the event Explorations fails to pay any charges or obligations required to be paid or perform any acts required to be performed by Explorations hereunder within the time set forth for such payment or performance, Yankees shall have the right to pay such charge or obligation and perform such act without waiving or affecting the option of Yankees to consider this Agreement in Default.

     (b) All funds advanced by Yankees pursuant to this Section shall be deemed additional funds owed by Explorations to Yankees, shall be payable with interest from the date of advance thereof at the highest rate permitted by law, upon demand of Yankees thereof and shall be secured by the lien of this Agreement.

     (c) If any action or proceeding shall be commenced by any person to which action or proceeding Yankees is made a party, or in which it shall become necessary to defend or uphold the lien of this Agreement, all sums paid by Yankees for the expenses of any such litigation (including reasonable attorney's fees through all trial and appellate levels) shall be paid by Explorations to Yankees together with interest thereon at the highest rate permitted by law.

15.     COSTS:

     Explorations shall pay to Yankees all lawful charges and disbursements, including attorneys' fees through all negotiations, administrative, trial and appellate levels incurred by Yankees in connection with the protecting or enforcing the rights of Yankees hereunder and all such sums shall be secured by the lien of this Agreement.

16.     WAIVER:

     (a)  Explorations   waives  notice  of  non-payment   and  protest  of  all
          commercial paper, including the liabilities at any time held by Yankees on which Explorations is in any way liable.

     (b) (1) No waiver by Yankees of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion.

          (2) No delay or omission on the part of Yankees in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Yankees of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

          (3)  Time is of the essence of this Agreement.

          (4) The provisions of this Agreement are cumulative and in addition to the provisions of any remedy under any Note or other writing evidencing any liability secured hereby.

     (c) Explorations releases Yankees from all claims for loss or damage caused by any failure to protect the Collateral or by any act or omission on the part of Yankees, its officers, agents and employees, except willful misconduct.

                               Security Agreement - 5

17.     MISCELLANEOUS:

     The    provisions    of   Sections   18    ('Dispute    Resolution")    and
19("Miscellaneous") of the Loan Agreement are hereby incorporated by reference.


     In Witness Whereof, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the day last set forth below.

Signed, Sealed and Delivered
         In Our Presence
                                                      Explorations Group, Inc.
/s/ Nancy Molinari /s/

/s/ Mark Frankel /s/                       By:  /s/ Michelle Tucker /s/
                                                    Michelle Tucker, President
Dated:   April 9, 2002

                                [Corporate Seal]

                                       Attest: /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary


STATE OF FLORIDA           }
COUNTY OF PALM BEACH       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 9th day of April, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc. , a Delaware corporation ("Explorations "), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires:
04/26/04

         [NOTARIAL SEAL]
                                                     /s/ Charles J. Scimeca /s/
                                                            Notary Public

The Yankee Companies, LLC.
/s/ Nancy Molinari /s/

/s/ Mark Frankel /s/                  By:   /s/ Leonard Miles Tucker /s/
                                                Leonard Miles Tucker, President
Dated:   April 9, 2002
                                       Attest: /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary

                                [Corporate Seal]

STATE OF FLORIDA           }
COUNTY OF PALM BEACH       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 9th of April, 2002, Leonard Miles Tucker, known to me who, being duly sworn, did state that he is the duly elected and serving president of The Yankee Companies, LLC., a Florida limited liability company ("Yankees"), and that pursuant to authority duly delegated by its board of directors, he executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires: 04/26/04

         [NOTARIAL SEAL]
                                                    /s/ Charles J. Scimeca /s/
                                                          Notary Public



STATE OF FLORIDA       }
COUNTY OF MARION       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 9th day of April, 2002, Vanessa H. Lindsey, known to me who, being duly sworn, did state that she is the duly elected and serving secretary of The Yankee Companies, LLC., a Florida limited liability company ("Yankees"), and that pursuant to authority duly delegated by its board of directors, she executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires: 06/07/04

         [NOTARIAL SEAL]
                                                     /s/ Sally Ann Stroberg /s/
                                                            Notary Public

                               Security Agreement - 6

Full Recourse Secured Promissory Note

$20,394.35                                                         April 9, 2002

     FOR VALUE RECEIVED, Explorations Group, Inc., a publicly held Delaware corporation with offices at Crystal Corporate Center; 2500 North Military Trail, Suite 225-D; Boca Raton, Florida 33431 ("Explorations"), hereby agrees to pay to the order of The Yankee Companies, LLC., a Florida limited liability company, with offices at The Crystal Corporate Center; 2500 North Military Trail, Suite 225; Boca Raton, Florida 33431 ("Yankees"), the principal sum of $20,394.35, yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Citibank Bank, N.A. (New York City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.      INCORPORATED TERMS

     (a) The terms and provisions of the loan agreement entered into between Explorations and Yankees on April 9, 2002, a copy of which is annexed hereto and made a part hereof as exhibit 1 (the "Loan Agreement"), are hereby incorporated by reference as if here fully set forth.

     (b) Any provisions in this Note dealing with a subject or object also dealt with in the Loan Agreement shall, to the extent of any inconsistencies, be deemed to provide Yankees with additional rights and options which will be exercisable in Yankees' sole discretion.

2.      PAYMENTS & COLLATERAL

     (a) This Note shall be for a term of 1 year and shall thereafter be payable upon written demand by Yankees.

     (b) Upon demand, payment shall be made at the offices of Yankees or at such other address as Yankees shall designate for such purpose.

     (c)  This Promissory Note is secured by all of the Assets of Explorations .

3.      ACCELERATION

     In the event that any payment due hereunder is not made when due, or on the occurrence of any one or more of the events of Default specified in the Loan Agreement, the entire unpaid principal, all accrued interest and any related reimbursements for costs and expenses shall immediately become due and payable, without notice or demand, at the option of the holder hereof.

4.      PREPAYMENTS

     Explorations may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments shall first be applied to related reimbursable costs and expenses, then to interest, and then to principal.

5.       ASSUMPTION

     (a) This Note may be assigned at will by Yankees but shall be assumable only with the express, prior written consent of Yankees.

     (b) In the event of any permitted assumption, all prior obligors will remain liable to Yankees as guarantors of the permitted assignee's performance but Yankees shall have the right to enforce such guarantees directly against them without first having to seek performance, payment or relief from the permitted assignee.


               Explorations Group, Inc. Negotiable Promissory Note

6.      DEMANDS & NOTICES

     (a) Any demand or notice made or given by Yankees pursuant hereto or in connection herewith, shall be made on or given to Explorations and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to Exploration's address provided above or such updated address as Yankees shall have in its records, in each case with copies to Kevin W. Dornan, Esquire; General Counsel, The Yankee Companies, LLC., 1941 Southeast 51st Terrace; Ocala, Florida 34471, attorney for Yankees, and to any legal counsel designated by Explorations; but making or giving, or attempting to make or give, any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

     (b) Notice shall be effective when delivered by Yankees to United States Postal Service personnel, whether or not such personnel actually succeed in effecting delivery to Explorations or its successors in interest.

7.      EXPENSES

     Explorations hereby agrees to pay all expenses, including reasonable attorney's fees, which the holder may incur upon default or at maturity.

8.      COVENANTS

     Explorations and any guarantor, surety or endorser, and all others who are, or who may become, liable for the payment hereof:

     (a) Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that such payments become due without notice, consent or consideration to any of the foregoing; and

     (b) Expressly agree to the additional release by Yankees of any party or person primarily liable herein or any portion of the Collateral.

9.       ENFORCEMENT

     (a) No delay by the holder in enforcing any covenant or right hereunder shall be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect.

     (b) This Note shall be enforceable in the Courts fo Broward County, Florida and Explorations consents to jurisdiction therein.

10.     SPECIAL WAIVERS

     The undersigned, and all guarantors and all endorsers, hereby severally waive presentment for payment, protest and notice of protest for non-payment of this Note.

11.     TIMELINESS

         Time shall be of the essence.

12.     LICENSE

     (a)  This form of Note is the property of Yankees.

     (b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees's prior written permission is prohibited.



               Explorations Group, Inc. Negotiable Promissory Note - 2

         In Witness Whereof, Explorations has caused this Note to be executed on its behalf by their duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence
                                                     Explorations Group, Inc.
/s/ Nancy Molinari /s/

/s/ Mark Frankel /s/                             By:    /s/ Michelle Tucker /s/
                                                      Michelle Tucker, President
Dated:   April 9, 2002

[Corporate Seal]                            Attest:   /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary


STATE OF FLORIDA       }
COUNTY OF MARION       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 9th day of April, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Delaware corporation ("Explorations"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of Explorations, effective as of the date set forth therein. My commission expires:
04/26/04

         [NOTARIAL SEAL]
                                                   /s/ Charles J. Scimeca /s/
                                                           Notary Public



               Explorations Group, Inc. Negotiable Promissory Note - 3

Full Recourse Secured Promissory Note

$5,273.55                                                         April 30, 2002

     FOR VALUE RECEIVED, Explorations Group, Inc., a publicly held Delaware corporation with offices at Crystal Corporate Center; 2500 North Military Trail, Suite 225-D; Boca Raton, Florida 33431 ("Explorations"), hereby agrees to pay to the order of The Yankee Companies, LLC., a Florida limited liability company, with offices at The Crystal Corporate Center; 2500 North Military Trail, Suite 225; Boca Raton, Florida 33431 ("Yankees"), the principal sum of $5,273.55, yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Citibank Bank, N.A. (New York City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.      INCORPORATED TERMS

     (a) The terms and provisions of the loan agreement entered into between Explorations and Yankees on April 9, 2002, a copy of which is annexed hereto and made a part hereof as exhibit 1 (the "Loan Agreement"), are hereby incorporated by reference as if here fully set forth.

     (b) Any provisions in this Note dealing with a subject or object also dealt with in the Loan Agreement shall, to the extent of any inconsistencies, be deemed to provide Yankees with additional rights and options which will be exercisable in Yankees' sole discretion.

2.      PAYMENTS & COLLATERAL

     (a) This Note shall be for a term of 1 year and shall thereafter be payable upon written demand by Yankees.

     (b) Upon demand, payment shall be made at the offices of Yankees or at such other address as Yankees shall designate for such purpose.

     (c)  This Promissory Note is secured by all of the Assets of Explorations .

3.      ACCELERATION

     In the event that any payment due hereunder is not made when due, or on the occurrence of any one or more of the events of Default specified in the Loan Agreement, the entire unpaid principal, all accrued interest and any related reimbursements for costs and expenses shall immediately become due and payable, without notice or demand, at the option of the holder hereof.

4.      PREPAYMENTS

     Explorations may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments shall first be applied to related reimbursable costs and expenses, then to interest, and then to principal.

5.      ASSUMPTION

     (a) This Note may be assigned at will by Yankees but shall be assumable only with the express, prior written consent of Yankees.

     (b) In the event of any permitted assumption, all prior obligors will remain liable to Yankees as guarantors of the permitted assignee's performance but Yankees shall have the right to enforce such guarantees directly against them without first having to seek performance, payment or relief from the permitted assignee.



              Explorations Group, Inc. Negotiable Promissory Note - 4

6.      DEMANDS & NOTICES

     (a) Any demand or notice made or given by Yankees pursuant hereto or in connection herewith, shall be made on or given to Explorations and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to Exploration's address provided above or such updated address as Yankees shall have in its records, in each case with copies to Kevin W. Dornan, Esquire; General Counsel, The Yankee Companies, LLC., 1941 Southeast 51st Terrace; Ocala, Florida 34471, attorney for Yankees, and to any legal counsel designated by Explorations; but making or giving, or attempting to make or give, any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

     (b) Notice shall be effective when delivered by Yankees to United States Postal Service personnel, whether or not such personnel actually succeed in effecting delivery to Explorations or its successors in interest.

7.      EXPENSES

     Explorations hereby agrees to pay all expenses, including reasonable attorney's fees, which the holder may incur upon default or at maturity.

8.      COVENANTS

     Explorations and any guarantor, surety or endorser, and all others who are, or who may become, liable for the payment hereof:

     (a) Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that such payments become due without notice, consent or consideration to any of the foregoing; and

     (b) Expressly agree to the additional release by Yankees of any party or person primarily liable herein or any portion of the Collateral.

9.      ENFORCEMENT

     (a) No delay by the holder in enforcing any covenant or right hereunder shall be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect.


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     (b)  This  Note  shall be  enforceable  in the  Courts fo  Broward  County,
          Florida and Explorations consents to jurisdiction therein.

10.     SPECIAL WAIVERS

     The undersigned, and all guarantors and all endorsers, hereby severally waive presentment for payment, protest and notice of protest for non-payment of this Note.

11.     TIMELINESS

     Time shall be of the essence.

12.     LICENSE

     (a)  This form of Note is the property of Yankees .

     (b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees's prior written permission is prohibited.

     In Witness Whereof, Explorations has caused this Note to be executed on its behalf by their duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence

/s/ Nancy Molinari /s/                               Explorations Group, Inc.
-------------------------------
/s/ Pearl Audit /s/
_______________________________              By:  /s/ Michelle Tucker /s/
                                                      Michelle Tucker, President
Dated:   April 30, 2002

[Corporate Seal]                       Attest: /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary


STATE OF FLORIDA       }
COUNTY OF MARION       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 30th day of April, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Delaware corporation ("Explorations"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of Explorations, effective as of the date set forth therein. My commission expires:
04/26/04.

         [NOTARIAL SEAL]
                                                /s/ Charles J. Scimeca /s/
                                             -------------------------------
                                                        Notary Public



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